EXHIBIT 10.3

                BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT

         Developed Technology Resource, Inc. ("DTR") a Minnesota Corporation, hereby sells, assigns and transfers to FoodMaster International L.L.C., a Delaware Limited Liability Company ("FoodMaster"), the following personal property:

         1. The following items located at the Ak Bulak Dairy in the city of Issyk, Kazakhstan ("Ak Bulak"), which are a capital contribution by DTR to FoodMaster and for which no additional consideration is to be paid by
FoodMaster:

                  1 Mercedes Tractor Trailer truck 2435L, Serial
                  #wDB65846315549468, 16 cyl 1 Rebuilt Hamba yogurt/sour cream packaging machine. Model 2400 Loan Agreement dated February 21, 1995, for $60,000 Loan Agreement dated May 7, 1996, for $40,000

         2. The following items, for which FoodMaster shall pay to DTR the consideration set forth below:

     1 NiMCO 350 QL form, fill, seal machine             $19,078.94
        (located in Ak Bulak)
     1 NiMCO 550 QL form, fill, seal machine              29,613.69
         (at NiMCo factory)
     1 Used Hamba Yogurt filling machine                  11,470.00
         (at Phoenix factory), plus
         shipping                                            473.21
         repair parts                                        297.40

     1 Vitaline ice cream machine and wrapper            120,000.00
                                                         ----------
          (in transit to Ak Bulak)
                                                         180,193.24


FoodMaster agrees to assume liability for the balance owed by DTR to the vendors of the above machines with respect to any of the items listed in this section 2 and agrees to indemnify DTR and to hold DTR harmless for any further liability or obligation to any vendor with respect to such items.

         3. The Following accounts receivable owed by the FoodMaster Corporation TOO to DTR for payments made on behalf of FoodMaster Corporation TOO by DTR, which are sold, transferred and assigned without recourse in exchange for payment to DTR of the amounts set forth below.

         Cargill                          $4,451.36
         Aliance Food Equipment            2,373.60
         Germantown USA                      834.00
         Germantown USA                    4,004.00
         International Dairy Equipment       880.00
         MO Air                           10,000.00
         Label Makers, Inc.                7,075.00
         NiMCO Corporation                 2,698.38
         Landis Plastics                  39,331.70
         Phoenix Engineering                  99.72
         Rhone-Poulen, Inc.                2,805.11
         Advance to FoodMaster
           (for Powdered Milk)            35 000.00
                                         ----------

         Total                           109,552.87

DTR represents that these expenses were necessary for the implementation of the Dairy Proposal, dated December 1996 which was provided by DTR to certain members of FoodMaster.

         4. DTR agrees to sign any and all documents that may be required to perfect the sale, transfer and assignment of all its right, title and interest (including leasehold) to the property which is the subject of this agreement and agrees to indemnify FoodMaster and hold FoodMaster harmless in the event that FoodMaster does not obtain full legal title to such property. Effective upon the signing of this agreement, all of DTR's rights to use, control and dispose of the property which is the subject of this agreement is transferred to FoodMaster.




FOR AND ON BEHALF OF:

 Dated: 3-3-97 DEVELOPED TECHNOLOGY RESOURCE, INC.

By:
John P. Hupp, President and
Chief Executive Officer

Dated: 3-3-97
 FOR AND BEHALF OF:
 FOOD MASTER INTERNATIONAL L.L.C.

 By: API Dairy Partners L.P., member

 By: Agribusiness Holding Company
 L.L.C., its general partner

 By:
 Gary N. Thompson, Chief
 Financial Officer

ACKNOWLEDGED AND CONSENTED TO:

FoodMaster Corporation, TOO
By: Erlan Sagadiev

Dated:

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